UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

INOVIO BIOMEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11494 Sorrento Valley Road San Diego, California	92121-1318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 597-6006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 26, 2009, the Board of Directors (the “Board”) of Inovio Biomedical Corporation (“Inovio”) appointed Keith H. Wells, Ph.D. and David Williams as directors to hold office until Inovio’s 2010 Annual Meeting of Stockholders and until their successors are elected and duly qualified.  Neither Dr. Wells nor Mr. Williams (i) has been party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K or (ii) was named to any committees of the Board.

Pursuant to Inovio’s compensation program for non-employee directors, effective October 26, 2009, each of Dr. Wells and Mr. Williams was granted an option to purchase up to 75,000 shares of Inovio common stock.  The options have an exercise price per share of $1.20, the closing price per share of Inovio common stock on the NYSE Amex on October 26, 2009.

In connection with their appointment to the Board, Dr. Wells and Mr. Williams each entered into Inovio’s form of Indemnification Agreement, which provides that Inovio will indemnify its directors to the fullest extent permitted by law. Among other things, the agreement indemnifies Inovio’s directors for certain expenses, including attorney’s fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of Inovio, arising out of such person’s services as a director of Inovio, any subsidiary of Inovio or any other company or enterprise to which the person provides services at the request of Inovio. The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On October 26, 2009, Inovio issued a press release announcing the appointment of Dr. Wells and Mr. Williams to the Board, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Form of Indemnification Agreement for Directors and Officers of Inovio Biomedical Corporation (incorporated by reference to Exhibit 10.1 to Inovio’s quarterly report on Form 10-Q for the period ended June 30, 2009).

99.1	Press Release, issued by Inovio Biomedical Corporation on October 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2009

INOVIO BIOMEDICAL CORPORATION

	By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer

EXHIBIT INDEX

10.1

Form of Indemnification Agreement for Directors and Officers of Inovio Biomedical Corporation (incorporated by reference to Exhibit 10.1 to Inovio’s quarterly report on Form 10-Q for the period ended June 30, 2009).

99.1	Press Release, issued by Inovio Biomedical Corporation on October 26, 2009.